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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 29, 2003

                         SYBRON DENTAL SPECIALTIES, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                      001-16057                33-0920985
-------------------------------        -----------           -------------------
(State or other jurisdiction of        Commission             (I.R.S. Employer
incorporation or organization)         file number           Identification No.)

1717 WEST COLLINS AVENUE, ORANGE, CALIFORNIA                        92867
  (Address of principal executive offices)                       (Zip Code)

                                 (714) 516-7400
                                 --------------
              (Registrant's telephone number, including area code)




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Item 7(c). Exhibits

Exhibit No. 99 - Press Release of Sybron Dental Specialties, Inc. dated April
                 28, 2003 reporting financial results for the quarter ended March 31, 2003.


Item 9. Regulation FD Disclosure; and

Item 12. Results of Operations and Financial Condition

         On April 28, 2003, Sybron Dental Specialties, Inc. issued a press release announcing its financial results for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99 to this report.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          SYBRON DENTAL SPECIALTIES, INC.



April 29, 2003                            By: /s/ Stephen J. Tomassi
                                          -------------------------------------
                                          Name: Stephen J. Tomassi
                                          Title: Vice President-General Counsel
                                          and Secretary